Exhibit 10.1

                              CONSULTING AGREEMENT

THIS AGREEMENT is dated and effective on the 3rd day of May, 2010.

BETWEEN:

               FIRST LIBERTY POWER CORP. of 114 West Magnolia St., #400 - Bellingham, WA 98225

               (the "Company")

AND:

               JOHN H. HOAK, with an address at Box 565, Big Horn, Wyoming 82833

               (the "Director")

WHEREAS:

A. The Company desires to appoint the Director as a member of the Company's Board of Directors (the "Services") in regards to the Company's management and operations;

B. The Director has agreed to serve in this capacity subject to the terms and conditions of this Agreement.

     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each, the parties hereto agree as follows:

                                    ARTICLE 1

                      APPOINTMENT AND AUTHORITY OF DIRECTOR

1.1 Appointment of Director. The Company hereby appoints the Director as a director of the Company as hereinafter set forth and subject to the terms and conditions of the Company's Articles and Bylaws. The Company hereby authorizes the Director to exercise such powers as provided under this Agreement. The Director accepts such appointment on the terms and conditions herein set forth.

     (a) Performance of Services. Director agrees to perform his duties as set forth herein to the best of his abilities and in foil compliance with the law. The Director shall faithfully, honestly and diligently serve the Company and cooperate with the Company and utilize maximum professional skill and care and to act in the best interests of the Company.

1.2 Authority of Director. The Director shall have no right or authority, express or implied, to commit or otherwise obligate the Company in any manner whatsoever except to the extent specifically provided herein or specifically authorized in writing by the Company.

1.3 Independent Director. In performing the Services, the Director shall be an independent Director and not an employee or agent of the Company, except that the Director shall be the agent of the Company solely in circumstances where the Director must be the agent to cany out its obligations as set forth in this Agreement. Nothing in this Agreement shall be deemed to require the Director to provide the Services exclusively to the Company and the Director hereby acknowledges that the Company is not required and shall not be required to make any remittances and payments required of employers by statute on the Director's behalf and the Director or any of its agents shall not be entitled to the fringe benefits provided by the Company to its employees.

                         ARTICLE 2 DIRECTOR'S AGREEMENTS

2.1 Expense Statements. The Director may incur expenses in the name of the Company as agreed in advance in writing by the Company, provided that such expenses relate solely to the carrying out of the Services. The Director will immediately forward all invoices for expenses incurred on behalf of and in the name of the Company and the Company agrees to pay said invoices directly on a timely basis. The Director agrees to obtain approval from the Company in writing for any individual expense of $1,000 or greater or any aggregate expense in excess of $1,000 incurred in any given month by the Director in connection with the carrying out of the Services.

2.2 Regulatory Compliance. The Director agrees to comply with all applicable securities legislation and regulatory policies in relation to providing the Services, including but not limited to United States securities laws (in particular, Regulation FD) and the policies of the United States Securities and Exchange Commission.

2.3 Prohibition Against Insider Trading. The Director hereby acknowledges that the Director is aware, and further agrees that the Director will advise those of its directors, officers, employees and agents who may have access to Confidential Information, that United States securities laws prohibit any person who has material, non-public information about a company from purchasing or selling securities of such a company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

                         ARTICLE 3 COMPANY'S AGREEMENTS

3.1 Cash Compensation. The cash portion of remuneration of the Director for the Services hereunder shall be at the rate US$2,500.00 per month. All payments pursuant to this Agreement shall be payable in advance on the first business day of each calendar month, with the first instalment payable on the Effective Date.

3.2 Compensation Shares. The compensation for agreeing to enter into this Agreement and provide the Services to be rendered by the Director pursuant to this Agreement shall be payable in 250,000 fully paid and non-assessable shares of the Company's common stock issuable immediately upon signing (the "Compensation Shares") for the first year of the Term, and an additional 250,000 Compensation Shares issuable upon completion of the first year of Term and the commencement of the second year of the Term.

3.3 Voting of Compensation Shares. The Director covenants and agrees that, with respect to the Compensation Shares that it receives, it shall, at all times that it is the beneficial owner of such shares, vote such shares on all matters coming before it as any stockholder of the Company.

3.4 Information. Subject to the terms of this Agreement, including without limitation Article 5 hereof, and provided that the Director agrees that it will not disclose any material non-public information to any person or entity, the Company shall make available to the Director such information and data and shall permit the Director to have access to such documents as are reasonably necessary to enable it to perform the Services under this Agreement. The Company also agrees that it will act reasonably and promptly in reviewing materials submitted to it from time to time by the Director and inform the Director of any material inaccuracies or omissions in such materials.

3.5 INDEMNIFICATION. The Company shall indemnify and defend Director to the full extent of the law from and against any and all claims that may be brought against Director in connection with his service to the Company. In addition, the Company agrees to maintain directors and officers insurance in reasonable and appropriate amounts during the term of Director's service to the Company.

                   ARTICLE 4 DURATION, TERMINATION AND DEFAULT

4.1 Effective Date. This Agreement shall become effective as of March 24, 2010 (the "Effective Date"), and shall continue to March 24, 2012 (the "Term") or until earlier terminated pursuant to the terms of this Agreement.

4.2 Termination. Without prejudicing any other rights that the Company may have hereunder or at law or in equity, the Company may terminate this Agreement immediately upon delivery of written notice to the Director if:

     (a)  the Director breaches section 2.2 of this Agreement;

     (b) the Director breaches any other material term of this Agreement and such breach is not cured to the reasonable satisfaction of the Company within thirty (30) days after written notice describing the breach in reasonable detail is delivered to the Director;

     (c) the Company acting reasonably determines that the Director has acted, is acting or is likely to act in a manner detrimental to the Company or has violated the confidentiality of any information as provided for in this Agreement;

     (d) the Director is unable or unwilling to perform the Services under this Agreement, or

     (e) the Director commits fraud, serious neglect or misconduct in the discharge of the Services.

4.3 Duties Upon Termination. Upon termination of this Agreement by the Company for any of the reasons set forth above, the Director shall upon receipt of all sums due and owing, promptly deliver the following in accordance with the directions of the Company:

     (a) a final accounting, reflecting the balance of expenses incurred on behalf of the Company as of the date of termination; and

     (b) all documents pertaining to the Company or this Agreement, including but not limited to, all books of account, correspondence and contracts, provided that the Director shall be entitled thereafter to inspect, examine and copy all of the documents which it delivers in accordance with this provision at all reasonable times upon three (3) days' notice to the Company.

4.4 Compensation of Director on Termination. Upon termination of this Agreement by the Company for any of the reasons set forth in section 4.2, above, or if the Director resigns, the Director shall be entitled to receive as its full and sole compensation in discharge of obligations of the Company to the Director under this Agreement all sums due and payable under this Agreement to the date of termination and the Director shall have no right to receive any further payments; provided, however, that the Company shall have the right to offset against any payment owing to the Director under this Agreement any damages, liabilities, costs or expenses suffered by the Company by reason of the fraud, negligence or wilful act of the Director, to the extent such right has not been waived by the Company. Upon termination of this Agreement by the Company for any reason other than one or more of the reasons set forth in section 4.2, above, the Director shall receive, in addition to any unpaid compensation, full vesting in the Compensation Shares.

                                    ARTICLE 5

                       CONFIDENTIALITY AND NON-COMPETITION

5.1 Maintenance of Confidential Information. The Director acknowledges that in the course of its appointment hereunder the Director will, either directly or indirectly, have access to and be entrusted with information (whether oral, written or by inspection) relating to the Company or its respective affiliates, associates or customers (the "Confidential Information"). For the purposes of this Agreement, "Confidential Information" includes, without limitation, any and all Developments (as defined herein), trade secrets, inventions, innovations, techniques, processes, formulas, drawings, designs, products, systems, creations, improvements, documentation, data, specifications, technical reports, customer lists, supplier lists, distributor lists, distribution channels and methods, retailer lists, reseller lists, employee information, financial information, sales or marketing plans, competitive analysis reports and any other thing or information whatsoever, whether copyrightable or uncopyrightable or patentable or unpatentable. The Director acknowledges that the Confidential Information constitutes a proprietary right, which the Company is entitled to protect. Accordingly the Director covenants and agrees that during the Term and thereafter until such time as all the Confidential Information becomes publicly known and made generally available through no action or inaction of the
Director, the Director will keep in strict confidence the Confidential Information and shall not, without prior written consent of the Company in each instance, disclose, use or otherwise disseminate the Confidential Information, directly or indirectly, to any third party.

5.2 Exceptions. The general prohibition contained in Section 5.1 against the unauthorized disclosure, use or dissemination of the Confidential Information shall not apply in respect of any Confidential Information that:

     (a)  is available to the public generally in the form disclosed;

     (b)  becomes part of the public domain through no fault of the Director;

     (c) is already in the lawful possession of the Director at the time of receipt of the Confidential Information; or

     (d) is compelled by applicable law to be disclosed, provided that the Director gives the Company prompt written notice of such requirement prior to such disclosure and provides assistance in obtaining an order protecting the Confidential Information from public disclosure.

5.3 Developments. Any information, data, work product or any other thing or documentation whatsoever which the Director, either by itself or in conjunction with any third party, conceives, makes, develops, acquires or acquires knowledge of during the Director's appointment with the Company or which the Director, either by itself or in conjunction with any third party, shall conceive, make, develop, acquire or acquire knowledge of (collectively the "Developments") during the Term or at any time thereafter during which the Director is engaged by the Company that is related to the business of mining property acquisition and exploration shall automatically form part of the Confidential Information and shall become and remain the sole and exclusive property of the Company. Accordingly, the Director does hereby irrevocably, exclusively and absolutely assign, transfer and convey to the Company in perpetuity all worldwide right, title and interest in and to any and all Developments and other rights of whatsoever nature and kind in or arising from or pertaining to all such Developments created or produced by the Director during the course of performing this Agreement, including, without limitation, the right to effect any registration in the world to protect the foregoing rights. The Company shall have the sole, absolute and unlimited right throughout the world, therefore, to protect the Developments by patent, copyright, industrial design, trademark or otherwise and to make, have made, use, reconstruct, repair, modify, reproduce, publish, distribute and sell the Developments, in whole or in part, or combine the Developments with any other matter, or not use the Developments at all, as the Company sees fit.

5.4 Protection of Developments. The Director does hereby agree that, both before and after the termination of this Agreement, the Director shall perform such further acts and execute and deliver such further instruments, writings, documents and assurances (including, without limitation, specific assignments and other documentation which may be required anywhere in the world to register evidence of ownership of the rights assigned pursuant hereto) as the Company shall reasonably require in order to give full effect to the true intent and purpose of the assignment made under Section 5.3 hereof. If the Company is for any reason unable, after reasonable effort, to secure execution by the Director on documents needed to effect any registration or to apply for or prosecute any right or protection relating to the Developments, the Director hereby designates and appoints the Company and its duly authorized officers and agents as the Director's agent and attorney to act for and in the Director's behalf and stead to execute and file any such document and do all other lawfully permitted acts necessary or advisable in the opinion of the Company to effect such registration or to apply for or prosecute such right or protection, with the same legal force and effect as if executed by the Director.

5.5 Remedies. The parties to this Agreement recognize that any violation or threatened violation by the Director of any of the provisions contained in this
Article 5 will result in immediate and irreparable damage to the Company and that the Company could not adequately be compensated for such damage by monetary award alone. Accordingly, the Director agrees that in the event of any such violation or threatened violation, the Company shall, in addition to any other remedies available to the Company at law or in equity, be entitled as a matter of right to apply to such relief by way of restraining order, temporary or permanent injunction and to such other relief as any court of competent jurisdiction may deem just and proper.

5.6 Reasonable  Restrictions.  The Director agrees that all restrictions in this
Article 5 are reasonable and valid, and all defenses to the strict enforcement thereof by the Company are hereby waived by the Director.

                         ARTICLE 6 DEVOTION TO CONTRACT

6.1 Devotion to Contract. During the term of this Agreement, the Director shall devote sufficient time, attention, and ability to the business of the Company, and to any associated company, as is reasonably necessary for the proper performance of the Services pursuant to this Agreement. Nothing contained herein shall be deemed to require the Director to devote its exclusive time, attention and ability to the business of the Company. During the term of this Agreement, the Director shall, and shall cause each of its agents assigned to performance of the Services on behalf of the Director, to:

     (a) at all times perform the Services faithfully, diligently, to the best of its abilities and in the best interests of the Company;

     (b) devote such of its time, labour and attention to the business of the Company as is necessaiy for the proper performance of the Services hereunder; and

     (c) refrain from acting in any manner contrary to the best interests of the Company or contrary to the duties of the Director as contemplated herein.

6.2 Other Activities. The Director shall not be precluded from acting in a function similar to that contemplated under this Agreement for any other person, firm or company and it is expressly understood that the Director may be involved as an owner, officer and or director in companies in industries similar to Company.

                                    ARTICLE 7

                    PRIVATE PLACEMENT OF COMPENSATION SHARES

7.1 Documents Required from Director. The Director shall complete, sign and return to the Company as soon as possible, on request by the Company, such additional documents, notices and undertakings as may be required by regulatory authorities and applicable law.

7.2 Acknowledgements of Director The Director acknowledges and agrees that:

     (a) the Director agrees and acknowledges that none of the Compensation Shares have been registered under the Securities Act of 1933 or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons (as that term is defined in Regulation S under the Securities Act of 1933), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act of 1933, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933 and in each case only in accordance with applicable state securities laws. However, the parties acknowledge that the Company shall register the Compensation Shares within one year from the date of this Agreement;

     (b) the Director has not acquired the Compensation Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Compensation Shares; provided, however, that the Director may sell or otherwise dispose of any of the Compensation Shares pursuant to registration thereof under the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

     (c) the Compensation Shares will be subject in the United States to a hold period from the date of issuance of the Compensation Shares unless such Compensation Shares are registered with the Securities and Exchange Commission ("SEC");

     (d) the decision to execute this Agreement and purchase the Compensation Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company other than those made by the Company in the information the Company has filed with the SEC;

     (e) it will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Director contained herein or in any document furnished by the Director to the Company in connection herewith being untrue in any material respect or any breach or failure by the Director to comply with any covenant or agreement made by the Director to the Company in connection therewith;

     (f) the issuance and sale of the Compensation Shares to the Director will not be completed if it would be unlawful;

     (g) the Compensation Shares are not listed on any stock exchange or subject to quotation and no representation has been made to the Director that the Compensation Shares will become listed on any other stock exchange or subject to quotation on any other quotation system except that market makers are currently making markets in the Company's common stock on the OTC Bulletin Board;

     (h) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Compensation Shares;

     (i) there is no government or other insurance covering the Compensation Shares;

     (j) there are risks associated with an investment in the Compensation Shares, including the risk that the Director could lose all of its investment;

     (k) the Director and the Director's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Compensation Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

     (1) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Director during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Compensation Shares hereunder have been made available for inspection by the Director, the Director's lawyer and/or advisor(s);

     (m) the Company will refuse to register any transfer of the Compensation Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

     (n) the statutory and regulatory basis for the exemption claimed for the offer of the Compensation Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and

     (o) the Director has been advised to consult the Director's own legal, tax and other advisors with respect to the merits and risks of an investment in the Compensation Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

          (i) any applicable laws of the jurisdiction in which the Director is resident in connection with the distribution of the Compensation Shares hereunder, and

          (ii) applicable resale restrictions.

7.3 Representations, Warranties and Covenants of the Director. The Director hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the end of the expiiy of the Term or early termination of this Agreement) that:

     (a) The Director is a U.S. Person and is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act;

     (b) the Director is not acquiring the Compensation Shares for the account or benefit of, directly or indirectly, any U.S. Person;

     (c) the sale of the Compensation Shares to the Director as contemplated in this Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Director;

     (d) the Director is acquiring the Compensation Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Compensation Shares in the United States or to U.S. Persons;

     (e) the Director is executing this Agreement and is acquiring the Compensation Shares as principal for the Director's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Compensation Shares;

     (f) the entering into of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Director; (g) the entering into of this Agreement and the transactions contemplated thereby will not result in the violation of any of the terms and provisions of any law applicable to the Director, or of any agreement, written or oral, to which the Director may be a party or by which the Director is or may be bound;

     (h) the Director has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Director enforceable against the Director in accordance with its terms;

     (i) the Director has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Compensation Shares and the Company;

     (j) the Director is not an underwriter of, or dealer in, the common shares of the Company, nor is the Director participating, pursuant to a contractual agreement or otherwise, in the distribution of the Compensation Shares;

     (k) the Director is not aware of any advertisement of pertaining to the Company or any of the Compensation Shares; and

     (1)  no   person   has  made  to  the   Director   any   written   or  oral
          representations:

          (i) that any person will resell or repurchase any of the Compensation Shares;

          (ii) that any person will refund the purchase price of any of the Compensation Shares;

          (iii)as to the future price or value of any of the Compensation Shares; or

          (iv) that any of the Compensation Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Compensation Shares of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the OTC Bulletin Board.

7.4 Legending of Compensation Shares. The Director hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Compensation Shares will bear a legend in substantially the following form:

          NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

7.5 The Director hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

                             ARTICLE 8 MISCELLANEOUS

8.1 Notices. All notices required or allowed to be given under this Agreement shall be made either personally by delivery to or by facsimile transmission to the address as hereinafter set forth or to such other address as may be designated from time to time by such party in writing:

     (a)  in the case of the Company, to:

          FIRST LIBERTY POWER CORP.
          114 West Magnolia St., #400 - 136, Bellingham, WA
          98225
          Attention: Glyn Garner

     (b)  and in the case of the Director to:

          JOHN H. HOAK
          Box 565, Big Horn, WY 82833

8.2 Independent Legal Advice. The Director acknowledges that:

     (a) this Agreement was prepared by the W.L. Macdonald Law Corporation for the Company;

     (b) W.L. Macdonald Law Corporation received instructions from the Company and does not represent the Director;

     (c) the Director has been requested to obtain his own independent legal advice on this Agreement prior to signing this Agreement;

     (d) the Director has been given adequate time to obtain independent legal advice;

     (e) by signing this Agreement, the Director confirms that he fully understands this Agreement; and

     (f) by signing this Agreement without first obtaining independent legal advice, the Director waives his right to obtain independent legal advice.

8.3 Change of Address. Any party may, from time to time, change its address for service hereunder by written notice to the other party in the manner aforesaid.

8.4 Entire Agreement. As of from the date hereof, any and all previous agreements, written or oral between the parties hereto or on their behalf relating to the appointment of the Director by the Company are null and void. The parties hereto agree that they have expressed herein their entire understanding and agreement concerning the subject matter of this Agreement and it is expressly agreed that no implied covenant, condition, term or reservation or prior representation or warranty shall be read into this Agreement relating to or concerning the subject matter hereof or any matter or operation provided for herein.

8.5 Further Assurances. Each parly hereto will promptly and duly execute and deliver to the other party such further documents and assurances and take such further action as such other party may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Agreement and to establish and protect the rights and remedies created or intended to be created hereby.

8.6 Waiver. No provision hereof shall be deemed waived and no breach excused, unless such waiver or consent excusing the breach is made in writing and signed by the party to be charged with such waiver or consent. A waiver by a party of any provision of this Agreement shall not be construed as a waiver of a further breach of the same provision.

8.7 Amendments in Writing. No amendment, modification or rescission of this Agreement shall be effective unless set forth in writing and signed by the parties hereto.

8.8 Assignment. Except as herein expressly provided, the respective rights and obligations of the Director and the Company under this Agreement shall not be assignable by either party without the written consent of the other party and shall, subject to the foregoing, enure to the benefit of and be binding upon the Director and the Company and their permitted successors or assigns. Nothing herein expressed or implied is intended to confer on any person other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement.

8.9 Severability. In the event that any provision contained in this Agreement shall be declared invalid, illegal or unenforceable by a court or other lawful authority of competent jurisdiction, such provision shall be deemed not to affect or impair the validity or enforceability of any other provision of this Agreement, which shall continue to have full force and effect.

8.10 Headings. The headings in this Agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

8.11 Number and Gender. Wherever the singular or masculine or neuter is used in this Agreement, the same shall be construed as meaning the plural or feminine or a body politic or corporate and vice versa where the context so requires.

8.12 Time. Time shall be of the essence of this Agreement. In the event that any day on or before which any action is required to be taken hereunder is not a business day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a business day. For the purposes of this Agreement, "business day" means a day which is not Saturday or Sunday or a statutoiy holiday in Reno, Nevada, U.S.A.

8.13 Enurement. This Agreement is intended to bind and enure to the benefit of the Company, its successors and assigns, and the Director and the personal legal representatives of the Director.

8.14 Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

8.15 Currency. Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of the United States of America.

8.16 Electronic Means. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the effective date of this Agreement.

8.17 Proper Law. This Agreement will be governed by and construed in accordance with the law of Nevada. The parties hereby attorn to the jurisdiction of the Courts in the State of Nevada.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

FIRST LIBERTY POWER CORP.

Per:
    -----------------------------------
    Authorized Signatory


/s/ John H. Hoak
---------------------------------------
JOHN H. HOAK
May 3, 2010